EXHIBIT 99.3

Supplemental Financial and Operating Information

For the Three and Nine Months Ended
September 30, 2013

Supplemental Financial and Operating Information

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months and Nine Months Ended September 30, 2013
Consolidated Statement of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
REVENUES:
Minimum rents	$167,703	$160,999	$498,632	$473,011
Percentage rents	2,797	3,152	9,847	8,183
Other rents	3,837	3,653	13,503	13,241
Tenant reimbursements	70,576	70,348	213,524	206,814
Management, development and leasing fees	3,118	3,139	9,042	7,574
Other	9,518	7,895	27,067	23,772
Total revenues	257,549	249,186	771,615	732,595
OPERATING EXPENSES:
Property operating	38,375	35,326	111,170	104,331
Depreciation and amortization	68,941	63,994	206,115	188,606
Real estate taxes	22,607	22,286	66,411	66,626
Maintenance and repairs	13,387	13,218	40,808	38,057
General and administrative	10,160	10,171	36,459	35,964
Loss on impairment	—	3,912	21,038	3,912
Other	6,371	5,871	21,217	19,188
Total operating expenses	159,841	154,778	503,218	456,684
Income from operations	97,708	94,408	268,397	275,911
Interest and other income	8,809	822	10,197	3,192
Interest expense	(56,341)	(61,768)	(173,374)	(181,593)
Gain (loss) on extinguishment of debt	—	178	(9,108)	178
Gain on sales of real estate assets	58	1,659	1,058	1,753
Gain on investment	—	—	2,400	—
Equity in earnings of unconsolidated affiliates	2,270	2,062	7,618	5,401
Income tax provision	(271)	(1,195)	(854)	(1,234)
Income from continuing operations	52,233	36,166	106,334	103,608
Operating loss from discontinued operations	(8,346)	(23,762)	(5,195)	(16,155)
Gain on discontinued operations	290	88	1,162	983
Net income	44,177	12,492	102,301	88,436
Net (income) loss attributable to noncontrolling interests in:
Operating partnership	(4,075)	1,776	(7,602)	(7,783)
Other consolidated subsidiaries	(5,778)	(6,194)	(18,338)	(17,139)
Net income attributable to the Company	34,324	8,074	76,361	63,514
Preferred dividends	(11,223)	(10,594)	(33,669)	(31,782)
Net income (loss) attributable to common shareholders	$23,101	$(2,520)	$42,692	$31,732
Basic per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.18	$0.11	$0.28	$0.29
Discontinued operations	(0.04)	(0.13)	(0.02)	(0.08)
Net income (loss) attributable to common shareholders	$0.14	$(0.02)	$0.26	$0.21
Weighted-average common shares outstanding	169,906	158,689	166,048	152,721

Diluted per share data attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$0.18	$0.11	$0.28	$0.29
Discontinued operations	(0.04)	(0.13)	(0.02)	(0.08)
Net income (loss) attributable to common shareholders	$0.14	$(0.02)	$0.26	$0.21
Weighted-average common and potential dilutive common shares outstanding	169,906	158,731	166,048	152,765

Amounts attributable to common shareholders:
Income from continuing operations, net of preferred dividends	$29,965	$17,233	$46,116	$43,916
Discontinued operations	(6,864)	(19,753)	(3,424)	(12,184)
Net income (loss) attributable to common shareholders	$23,101	$(2,520)	$42,692	$31,732

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2013

The Company's calculation of FFO allocable to Company shareholders is as follows:
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net income (loss) attributable to common shareholders	$23,101	$(2,520)	$42,692	$31,732
Noncontrolling interest in income (loss) of operating partnership	4,075	(1,776)	7,602	7,783
Depreciation and amortization expense of:
Consolidated properties	68,941	63,994	206,115	188,606
Unconsolidated affiliates	9,877	10,828	29,748	32,877
Discontinued operations	1,634	3,306	6,638	10,093
Non-real estate assets	(572)	(478)	(1,530)	(1,366)
Noncontrolling interests' share of depreciation and amortization	(1,403)	(1,208)	(4,292)	(3,537)
Loss on impairment, net of tax benefit	5,234	29,773	26,051	29,969
Gain on depreciable property	(8)	—	(10)	(493)
Gain on discontinued operations, net of taxes	(174)	(89)	(714)	(644)
Funds from operations of the operating partnership	110,705	101,830	312,300	295,020
Litigation settlement	(8,240)	—	(8,240)	—
Gain on investment	—	—	(2,400)	—
(Gain) loss on extinguishment of debt	—	(178)	9,108	(178)
Funds from operations of the operating partnership, as adjusted	$102,465	$101,652	$310,768	$294,842

Funds from operations per diluted share	$0.56	$0.54	$1.60	$1.55
Litigation settlement	(0.04)	—	(0.04)	—
Gain on investment	—	—	(0.01)	—
(Gain) loss on extinguishment of debt	—	—	0.05	—
Funds from operations, as adjusted, per diluted share	$0.52	$0.54	$1.60	$1.55

Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	199,451	190,236	195,594	190,226

Reconciliation of FFO of the operating partnership to FFO allocable to common shareholders:
Funds from operations of the operating partnership	$110,705	$101,830	$312,300	$295,020
Percentage allocable to common shareholders (1)	85.19%	83.43%	84.89%	80.30%
Funds from operations allocable to common shareholders	$94,310	$84,957	$265,111	$236,901

Funds from operations of the operating partnership, as adjusted	$102,465	$101,652	$310,768	$294,842
Percentage allocable to common shareholders (1)	85.19%	83.43%	84.89%	80.30%
Funds from operations allocable to common shareholders, as adjusted	$87,290	$84,808	$263,811	$236,758

(1) Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units outstanding on page 5.

CBL & Associates Properties, Inc. Supplemental Financial And Operating Information For the Three Months and Nine Months Ended September 30, 2013

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
SUPPLEMENTAL FFO INFORMATION:
Lease termination fees	$887	$815	$3,425	$2,973
Lease termination fees per share	$—	$—	$0.02	$0.02

Straight-line rental income	$(2,755)	$2,181	$81	$4,403
Straight-line rental income per share	$(0.01)	$0.01	$—	$0.02

Gains on outparcel sales	$35	$2,275	$1,035	$5,128
Gains on outparcel sales per share	$—	$0.01	$0.01	$0.03

Net amortization of acquired above- and below-market leases	$642	$795	$1,271	$1,575
Net amortization of acquired above- and below-market leases per share	$—	$—	$0.01	$0.01

Net amortization of debt premiums (discounts)	$639	$652	$1,715	$1,707
Net amortization of debt premiums (discounts) per share	$—	$—	$0.01	$0.01

Income tax provision	$(271)	$(1,195)	$(854)	$(1,234)
Income tax provision per share	$—	$(0.01)	$—	$(0.01)

Loss on impairment from continuing operations	$—	$(3,912)	$(21,038)	$(3,912)
Loss on impairment from continuing operations per share	$—	$(0.02)	$(0.11)	$(0.02)

Loss on impairment from discontinued operations	$(5,234)	$(26,208)	$(5,234)	$(26,501)
Loss on impairment from discontinued operations per share	$(0.03)	$(0.14)	$(0.03)	$(0.14)

Gain (loss) on extinguishment of debt from continuing operations	$—	$178	$(9,108)	$178
Gain (loss) on extinguishment of debt from continuing operations per share	$—	$—	$(0.05)	$—

Gain on investment	$—	$—	$2,400	$—
Gain on investment per share	$—	$—	$0.01	$—

Litigation settlement	$8,240	$—	$8,240	$—
Litigation settlement per share	$0.04	$—	$0.04	$—

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2013

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Net income attributable to the Company	$34,324	$8,074	$76,361	$63,514
Adjustments:
Depreciation and amortization	68,941	63,994	206,115	188,606
Depreciation and amortization from unconsolidated affiliates	9,877	10,828	29,748	32,877
Depreciation and amortization from discontinued operations	1,634	3,306	6,638	10,093
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(1,403)	(1,208)	(4,292)	(3,537)
Interest expense	56,341	61,768	173,374	181,593
Interest expense from unconsolidated affiliates	9,840	11,022	29,677	33,289
Interest expense from discontinued operations	—	665	1	2,302
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(1,076)	(1,014)	(3,029)	(2,476)
Abandoned projects expense	140	8	141	(115)
Gain on sales of real estate assets	(58)	(1,659)	(1,058)	(1,753)
Gain on sales of real estate assets from discontinued operations	—	—	—	(3,036)
Gain on sales of real estate assets of unconsolidated affiliates	(11)	(636)	(11)	(851)
Gain on investment	—	—	(2,400)	—
(Gain) loss on extinguishment of debt	—	(178)	9,108	(178)
Loss on impairment	—	3,912	21,038	3,912
Loss on impairment from discontinued operations	5,234	26,208	5,234	26,501
Income tax provision	271	1,195	854	1,234
Net income (loss) attributable to noncontrolling interest in earnings of operating partnership	4,075	(1,776)	7,602	7,783
Gain on discontinued operations	(290)	(88)	(1,162)	(983)
Operating partnership's share of total NOI	187,839	184,421	553,939	538,775
General and administrative expenses	10,160	10,171	36,459	35,964
Management fees and non-property level revenues	(6,272)	(6,775)	(21,956)	(19,038)
Operating partnership's share of property NOI	191,727	187,817	568,442	555,701
Non-comparable NOI	(17,632)	(15,216)	(44,392)	(39,283)
Total same-center NOI	$174,095	$172,601	$524,050	$516,418
Total same-center NOI percentage change	0.9%		1.5%

Total same-center NOI	$174,095	$172,601	$524,050	$516,418
Less lease termination fees	(799)	(751)	(3,168)	(2,378)
Total same-center NOI, excluding lease termination fees	$173,296	$171,850	$520,882	$514,040

Malls	154,563	155,428	467,322	465,120
Associated centers	8,046	8,269	24,623	24,584
Community centers	5,457	4,241	14,348	12,384
Offices and other	5,230	3,912	14,589	11,952
Total same-center NOI, excluding lease termination fees	$173,296	$171,850	$520,882	$514,040

Percentage Change:
Malls *	(0.6)%		0.5%
Associated centers	(2.7)%		0.2%
Community centers	28.7%		15.9%
Offices and other	33.7%		22.1%
Total same-center NOI, excluding lease termination fees *	0.8%		1.3%

* Same-Center NOI for the nine months ended September 30, 2012, included a one-time bankruptcy settlement of $1.2 million. Excluding the settlement, the increase in same-center mall NOI for the nine months ended September 30, 2013 was 0.7%. Excluding the settlement, the change in total same-center NOI for the nine months ended September 30, 2013 was 1.6%.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2013 and 2012

Company's Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

	As of September 30, 2013
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,517,089	$1,350,628	$4,867,717
Noncontrolling interests' share of consolidated debt	(67,828)	(5,684)	(73,512)
Company's share of unconsolidated affiliates' debt	655,340	138,042	793,382
Company's share of consolidated and unconsolidated debt	$4,104,601	$1,482,986	$5,587,587
Weighted average interest rate	5.52%	2.01%	4.59%

	As of September 30, 2012
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,822,271	$879,119	$4,701,390
Noncontrolling interests' share of consolidated debt	(70,585)	—	(70,585)
Company's share of unconsolidated affiliates' debt	670,282	129,696	799,978
Company's share of consolidated and unconsolidated debt	$4,421,968	$1,008,815	$5,430,783
Weighted average interest rate	5.47%	2.47%	4.91%

Debt-To-Total-Market Capitalization Ratio as of September 30, 2013
(In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	199,451	$19.10	$3,809,514
7.375% Series D Cumulative Redeemable Preferred Stock	1,815	250.00	453,750
6.625% Series E Cumulative Redeemable Preferred Stock	690	250.00	172,500
Total market equity			4,435,764
Company's share of total debt			5,587,587
Total market capitalization			$10,023,351
Debt-to-total-market capitalization ratio			55.7%

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on September 30, 2013. The stock prices for the preferred stocks represent the liquidation preference of each respective series.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
2013:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	169,906	169,906	166,048	166,048
Weighted average operating partnership units	29,545	29,545	29,546	29,546
Weighted average shares- FFO	199,451	199,451	195,594	195,594

2012:
Weighted average shares - EPS	158,689	158,731	152,721	152,765
Weighted average operating partnership units	31,506	31,505	37,461	37,461
Weighted average shares- FFO	190,195	190,236	190,182	190,226
Dividend Payout Ratio

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Weighted average cash dividend per share	$0.23838	$0.22896	$0.7154	$0.68688
FFO as adjusted, per diluted fully converted share	$0.52	$0.54	$1.60	$1.55
Dividend payout ratio	45.8%	42.4%	44.7%	44.3%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2013
Consolidated Balance Sheets (Unaudited; in thousands, except share data)

	As of
	September 30, 2013	December 31, 2012
ASSETS
Real estate assets:
Land	$882,723	$905,339
Buildings and improvements	7,100,354	7,228,293
	7,983,077	8,133,632
Accumulated depreciation	(2,017,610)	(1,972,031)
	5,965,467	6,161,601
Held for sale	—	29,425
Developments in progress	161,841	137,956
Net investment in real estate assets	6,127,308	6,328,982
Cash and cash equivalents	74,588	78,248
Receivables:
Tenant, net of allowance for doubtful accounts of $2,204 and $1,977 in 2013 and 2012, respectively	77,914	78,963
Other, net of allowance for doubtful accounts of $1,283 and $1,270 in 2013 and 2012, respectively	20,696	8,467
Mortgage and other notes receivable	24,976	25,967
Investments in unconsolidated affiliates	279,666	259,810
Intangible lease assets and other assets	261,517	309,299
	$6,866,665	$7,089,736

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other indebtedness	$4,867,717	$4,745,683
Accounts payable and accrued liabilities	348,237	358,874
Total liabilities	5,215,954	5,104,557
Commitments and contingencies (Notes 5 and 11)
Redeemable noncontrolling interests:
Redeemable noncontrolling partnership interests	37,170	40,248
Redeemable noncontrolling preferred joint venture interest	—	423,834
Total redeemable noncontrolling interests	37,170	464,082
Shareholders' equity:
Preferred stock, $.01 par value, 15,000,000 shares authorized:
7.375% Series D Cumulative Redeemable Preferred Stock, 1,815,000 shares outstanding	18	18
6.625% Series E Cumulative Redeemable Preferred Stock, 690,000 shares outstanding	7	7
Common stock, $.01 par value, 350,000,000 shares authorized, 169,905,892 and 161,309,652 issued and outstanding in 2013 and 2012, respectively	1,699	1,613
Additional paid-in capital	1,967,067	1,773,630
Accumulated other comprehensive income	6,466	6,986
Dividends in excess of cumulative earnings	(526,739)	(453,561)
Total shareholders' equity	1,448,518	1,328,693
Noncontrolling interests	165,023	192,404
Total equity	1,613,541	1,521,097
	$6,866,665	$7,089,736

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2013

Condensed Combined Financial Statements - Unconsolidated Affiliates
(Unaudited; in thousands)

	As of
	September 30, 2013	December 31, 2012
ASSETS:
Investment in real estate assets	$2,154,361	$2,143,187
Accumulated depreciation	(538,700)	(492,864)
	1,615,661	1,650,323
Developments in progress	90,451	21,809
Net investment in real estate assets	1,706,112	1,672,132
Other assets	174,744	175,540
Total assets	$1,880,856	$1,847,672

LIABILITIES:
Mortgage and other indebtedness	$1,456,282	$1,456,622
Other liabilities	55,404	48,538
Total liabilities	1,511,686	1,505,160

OWNERS' EQUITY:
The Company	215,556	196,694
Other investors	153,614	145,818
Total owners' equity	369,170	342,512
Total liabilities and owners’ equity	$1,880,856	$1,847,672

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012

Total revenues	$59,348	$61,821	$180,091	$186,320
Depreciation and amortization	(18,889)	(20,423)	(57,158)	(61,907)
Other operating expenses	(17,705)	(18,742)	(53,223)	(55,765)
Income from operations	22,754	22,656	69,710	68,648
Interest expense	(19,150)	(21,002)	(57,861)	(63,199)
Gain on sales of real estate assets	21	1,271	21	1,701
Net income	$3,625	$2,925	$11,870	$7,150

	Company's Share for the Three Months Ended September 30,		Company's Share for the Nine Months Ended September 30,
	2013	2012	2013	2012

Total revenues	$30,556	$32,803	$93,002	$99,190
Depreciation and amortization	(9,877)	(10,828)	(29,748)	(32,877)
Other operating expenses	(8,580)	(9,527)	(25,970)	(28,474)
Income from operations	12,099	12,448	37,284	37,839
Interest expense	(9,840)	(11,022)	(29,677)	(33,289)
Gain on sales of real estate assets	11	636	11	851
Net income	$2,270	$2,062	$7,618	$5,401

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2013

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
EBITDA:
Net income attributable to the Company	$34,324	$8,074	$76,361	$63,514

Adjustments:
Depreciation and amortization	68,941	63,994	206,115	188,606
Depreciation and amortization from unconsolidated affiliates	9,877	10,828	29,748	32,877
Depreciation and amortization from discontinued operations	1,634	3,306	6,638	10,093
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	(1,403)	(1,208)	(4,292)	(3,537)
Interest expense	56,341	61,768	173,374	181,593
Interest expense from unconsolidated affiliates	9,840	11,022	29,677	33,289
Interest expense from discontinued operations	—	665	1	2,302
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(1,076)	(1,014)	(3,029)	(2,476)
Income and other taxes	1,823	1,389	3,326	2,407
(Gain) loss on extinguishment of debt	—	(178)	9,108	(178)
Loss on impairment	—	3,912	21,038	3,912
Loss on impairment from discontinued operations	5,234	26,208	5,234	26,501
Abandoned projects	140	8	141	(115)
Gain on investment	—	—	(2,400)	—
Net income (loss) attributable to noncontrolling interest in earnings of operating partnership	4,075	(1,776)	7,602	7,783
Gain on depreciable property	(8)	—	(10)	(493)
Gain on discontinued operations	(290)	(88)	(1,152)	(983)
Company's share of total EBITDA	$189,452	$186,910	$557,480	$545,095

Interest Expense:
Interest expense	$56,341	$61,768	$173,374	$181,593
Interest expense from unconsolidated affiliates	9,840	11,022	29,677	33,289
Interest expense from discontinued operations	—	665	1	2,302
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	(1,076)	(1,014)	(3,029)	(2,476)
Company's share of total interest expense	$65,105	$72,441	$200,023	$214,708

Ratio of EBITDA to Interest Expense	2.91	2.58	2.79	2.54

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities (In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
EBITDA:
Company's share of total EBITDA	$189,452	$186,910	$557,480	$545,095
Interest expense	(56,341)	(61,768)	(173,374)	(181,593)
Interest expense from discontinued operations	—	(665)	(1)	(2,302)
Noncontrolling interests' share of interest expense in other consolidated subsidiaries	1,076	1,014	3,029	2,476
Income and other taxes	(1,823)	(1,389)	(3,326)	(2,407)
Net amortization of deferred financing costs and debt premiums (discounts)	1,148	1,731	3,650	5,402
Net amortization of deferred financing costs and debt premiums (discounts) from discontinued operations	—	44	1	161
Net amortization of intangible lease assets and liabilities	69	(404)	(111)	(551)
Depreciation and interest expense from unconsolidated affiliates	(19,717)	(21,850)	(59,425)	(66,166)
Noncontrolling interests' share of depreciation and amortization in other consolidated subsidiaries	1,403	1,208	4,292	3,537
Noncontrolling interests in earnings of other consolidated subsidiaries	5,778	6,194	18,338	17,139
Gains on outparcel sales	(58)	(1,660)	(1,058)	(4,297)
Realized gain on available for sale securities	—	—	—	(160)
Equity in earnings of unconsolidated affiliates	(2,270)	(2,062)	(7,618)	(5,401)
Distributions of earnings from unconsolidated affiliates	3,314	4,410	11,225	11,724
Share-based compensation expense	421	472	2,308	2,211
Provision for doubtful accounts	532	(21)	1,459	1,310
Change in deferred tax assets	(158)	1,365	1,666	3,681
Changes in operating assets and liabilities	23,534	(13,702)	(22,497)	(10,241)
Cash flows provided by operating activities	$146,360	$99,827	$336,038	$319,618

Supplemental Financial And Operating Information
As of September 30, 2013

Schedule of Mortgage and Other Indebtedness
(Dollars in thousands )

Property	Location	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Balance
							Fixed	Variable

Operating Properties:
Columbia Place	Columbia, SC	Sep-13		5.45%	$27,265	(a)	$27,265	$—
North Park Mall	Joplin, MO	Mar-14		5.75%	32,892		32,892	—
Mall del Norte	Laredo, TX	Dec-14		5.04%	113,400		113,400	—
The Promenade	D'lberville, MS	Dec-14	Dec-18	1.89%	51,960		—	51,960
Imperial Valley Mall	El Centro, CA	Sep-15		4.99%	51,601		51,601	—
CherryVale Mall	Rockford, IL	Oct-15		5.00%	80,869		80,869	—
Brookfield Square	Brookfield, IL	Nov-15		5.08%	90,675		90,675	—
East Towne Mall	Madison, WI	Nov-15		5.00%	68,967		68,967	—
West Towne Mall	Madison, WI	Nov-15		5.00%	97,416		97,416	—
Eastland Mall	Bloomington, IL	Dec-15		5.85%	59,400		59,400	—
Hickory Point Mall	Decatur, IL	Dec-15		5.85%	29,166		29,166	—
The Outlet Shoppes at Gettysburg	Gettysburg, PA	Feb-16		5.87%	39,626		39,626	—
CoolSprings Crossing	Nashville, TN	Apr-16		4.54%	12,546	(b)	12,546	—
Gunbarrel Pointe	Chattanooga, TN	Apr-16		4.64%	11,171	(c)	11,171	—
Janesville Mall	Janesville, WI	Apr-16		8.38%	4,301		4,301	—
Stroud Mall	Stroud, PA	Apr-16		4.59%	33,559	(d)	33,559	—
York Galleria	York, PA	Apr-16		4.55%	53,599	(e)	53,599	—
Statesboro Crossing	Statesboro, GA	Jun-16	Jun-18	1.98%	11,369		—	11,369
Chapel Hill Mall	Akron, OH	Aug-16		6.10%	69,030		69,030	—
Greenbrier Mall	Chesapeake, VA	Aug-16		5.91%	75,937		75,937	—
Hamilton Place	Chattanooga, TN	Aug-16		5.86%	104,434		104,434	—
Midland Mall	Midland, MI	Aug-16		6.10%	34,067		34,067	—
Chesterfield Mall	St. Louis, MO	Sep-16		5.74%	140,000		140,000	—
Dakota Square Mall	Minot, ND	Nov-16		6.23%	57,869		57,869	—
St. Clair Square	Fairview Heights, IL	Dec-16		3.27%	122,750		—	122,750
Southaven Towne Center	Southaven, MS	Jan-17		5.50%	41,148		41,148	—
Cary Towne Center	Cary, NC	Mar-17		8.50%	54,254		54,254	—
Acadiana Mall	Lafayette, LA	Apr-17		5.67%	135,624		135,624	—
Citadel Mall	Charleston, SC	Apr-17		5.68%	68,282	(f)	68,282	—
Hamilton Corner	Chattanooga, TN	Apr-17		5.67%	15,367		15,367	—
Layton Hills Mall	Layton, UT	Apr-17		5.66%	96,927		96,927	—
The Plaza at Fayette Mall	Lexington, KY	Apr-17		5.67%	40,038		40,038	—
The Shoppes at St. Clair Square	Fairview Heights, IL	Apr-17		5.67%	20,291		20,291	—
EastGate Crossing	Cincinnati, OH	May-17		5.66%	15,101		15,101	—
The Outlet Shoppes at El Paso	El Paso, TX	Dec-17		7.06%	65,700		65,700	—
Kirkwood Mall	Bismarck, ND	Apr-18		5.75%	39,962		39,962	—
Hanes Mall	Winston-Salem, NC	Oct-18		6.99%	154,549		154,549	—
Honey Creek Mall	Terre Haute, IN	Jul-19		8.00%	30,228		30,228	—
Volusia Mall	Daytona Beach, FL	Jul-19		8.00%	51,999		51,999	—
The Terrace	Chattanooga, TN	Jun-20		7.25%	14,030		14,030	—
Burnsville Center	Burnsville, MN	Jul-20		6.00%	78,001		78,001	—
Parkway Place	Huntsville, AL	Jul-20		6.50%	39,641		39,641	—
Valley View Mall	Roanoke, VA	Jul-20		6.50%	61,348		61,348	—
Parkdale Mall & Crossing	Beaumont, TX	Mar-21		5.85%	90,480		90,480	—
EastGate Mall	Cincinnati, OH	Apr-21		5.83%	41,403		41,403	—
Hamilton Crossing & Expansion	Chattanooga, TN	Apr-21		5.99%	10,128		10,128	—
Park Plaza Mall	Little Rock, AR	Apr-21		5.28%	94,457		94,457	—
Wausau Center	Wausau, WI	Apr-21		5.85%	18,892		18,892	—

Property	Location	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Balance
							Fixed	Variable

Fayette Mall	Lexington, KY	May-21		5.42%	176,316		176,316	—
Alamance Crossing - East	Burlington, NC	Jul-21		5.83%	49,519		49,519	—
Asheville Mall	Asheville, NC	Sep-21		5.80%	75,197		75,197	—
Cross Creek Mall	Fayetteville, NC	Jan-22		4.54%	134,781		134,781	—
The Outlet Shoppes at Oklahoma City	Oklahoma City, OK	Jan-22		5.73%	58,111		58,111	—
Northwoods Mall	North Charleston, SC	Apr-22		5.08%	71,563		71,563	—
Arbor Place	Douglasville, GA	May-22		5.10%	119,764		119,764	—
CBL Center	Chattanooga, TN	Jun-22		5.00%	21,291		21,291	—
Fashion Square	Saginaw, MI	Jun-22		4.95%	40,903		40,903	—
Jefferson Mall	Louisville, KY	Jun-22		4.75%	69,876		69,876	—
Southpark Mall	Colonial Heights, VA	Jun-22		4.85%	65,786		65,786	—
WestGate Mall	Spartanburg, SC	Jul-22		4.99%	39,032		39,032	—
	SUBTOTAL				$3,673,858		$3,487,779	$186,079
Weighted average interest rate					5.42%		5.56%	2.80%

Debt Premiums (Discounts): (g)
Northpark Mall	Joplin, MO	Mar-14		5.50%	$28		$28	$—
Imperial Valley Mall	El Centro, CA	Sep-15		3.75%	1,222		1,222	—
Chesterfield Mall	St. Louis, MO	Sep-16		5.96%	(793)		(793)	—
Dakota Square Mall	Minot, ND	Nov-16		5.03%	2,188		2,188	—
The Outlet Shoppes at El Paso	El Paso, TX	Dec-17		4.75%	5,787		5,787	—
Kirkwood Mall	Bismarck, ND	Apr-18		4.25%	2,614		2,614	—
	SUBTOTAL				$11,046		$11,046	$—
Weighted average interest rate					4.49%		4.49%

Total Loans On Operating Properties And Debt Premiums (Discounts)					$3,684,904		$3,498,825	$186,079
Weighted average interest rate					5.42%		5.56%	2.80%

Construction Loan:
The Outlet Shoppes at Atlanta	Woodstock, GA	Aug-15	Aug-17	2.93%	$49,641		$—	$49,641

Credit Facilities:
Unsecured facilities:
$600,000 capacity		Nov-15	Nov-16	1.58%	$509,525		$—	$509,525
$100,000 capacity		Feb-16		1.58%	31,000		—	31,000
$600,000 capacity		Nov-16	Nov-17	1.58%	124,383		—	124,383
Total unsecured credit facilities ($1,300,000 capacity)				1.58%	664,908		—	664,908

Unsecured Term loans:
$50,000 Term Loan		Feb-18		2.08%	50,000		—	50,000
$400,000 Term Loan		Jul-18		1.68%	400,000		—	400,000
				1.72%	450,000		—	450,000
	SUBTOTAL			1.64%	$1,114,908		$—	$1,114,908
Other
Pearland Town Center					$18,264	(h)	$18,264	$—

Total Consolidated Debt					$4,867,717		$3,517,089	$1,350,628
Weighted average interest rate					4.54%		5.57%	1.85%

Property	Location	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Balance
							Fixed	Variable

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Summit Fair	Lee's Summit, MO	Oct-13		5.00%	$13,451	(i)	$—	$13,451
Hammock Landing Phase I	West Melbourne, FL	Nov-13	Nov-14	3.69%	40,900		—	40,900
Hammock Landing Phase II	West Melbourne, FL	Nov-13		3.68%	2,675		—	2,675
The Pavilion at Port Orange	Port Orange, FL	Mar-14	Mar-15	3.69%	62,514		—	62,514
Coastal Grand-Myrtle Beach	Myrtle Beach, SC	Oct-14		5.09%	38,812	(j)	38,812	—
Gulf Coast Town Center Phase III	Ft. Myers, FL	Jul-15		2.75%	6,395		—	6,395
Oak Park Mall	Overland Park, KS	Dec-15		5.85%	137,850		137,850	—
Triangle Town Center	Raleigh, NC	Dec-15		5.74%	90,173		90,173	—
Fremaux Town Center	Slidell, LA	Mar-16	Mar-18	2.31%	11,364		—	11,364
Renaissance Center Phase I	Durham, NC	Jul-16		5.61%	16,650		16,650	—
Governor's Square Mall	Clarksville, TN	Sep-16		8.23%	9,537		9,537	—
Kentucky Oaks Mall	Paducah, KY	Jan-17		5.27%	11,699		11,699	—
The Shops at Friendly Center	Greensboro, NC	Jan-17		5.90%	20,269		20,269	—
High Pointe Commons	Harrisburg, PA	May-17		5.74%	6,817		6,817	—
Gulf Coast Town Center Phase I	Ft. Myers, FL	Jul-17		5.60%	95,400		95,400	—
High Pointe Commons Phase II	Harrisburg, PA	Jul-17		6.10%	2,722		2,722	—
CoolSprings Galleria	Nashville, TN	Jun-18		6.98%	54,005		54,005	—
York Town Center	York, PA	Feb-22		4.90%	18,406		18,406	—
York Town Center - Pier 1	York, PA	Feb-22		2.94%	743		—	743
West County Center	St. Louis, MO	Dec-22		3.40%	95,000		95,000	—
Friendly Shopping Center	Greensboro, NC	Apr-23		3.48%	50,000		50,000	—
Renaissance Center Phase II	Durham, NC	Apr-23		3.49%	8,000		8,000	—
	SUBTOTAL				$793,382		$655,340	$138,042

Less Noncontrolling Interests' Share Of Consolidated Debt:		Noncontrolling Interest %
The Outlet Shoppes at Gettysburg	Gettysburg, PA	50%		4.99%	$(19,813)		$(19,813)	$—
Statesboro Crossing	Statesboro, GA	50%		1.98%	(5,684)		—	(5,684)
Hamilton Place	Chattanooga, TN	10%		5.86%	(10,443)		(10,443)	—
The Outlet Shoppes at El Paso	El Paso, TX	25%		7.06%	(16,425)		(16,425)	—
The Terrace	Chattanooga, TN	8%		7.25%	(1,122)		(1,122)	—
Hamilton Crossing & Expansion	Chattanooga, TN	8%		5.99%	(810)		(810)	—
The Outlet Shoppes at Oklahoma City	Oklahoma City, OK	25%		5.73%	(14,528)		(14,528)	—
CBL Center	Chattanooga, TN	8%		5.00%	(1,703)		(1,703)	—
Hamilton Corner	Chattanooga, TN	10%		5.67%	(1,537)		(1,537)	—
	SUBTOTAL				$(72,065)		$(66,381)	$(5,684)

Less Noncontrolling Interests' Share Of Debt Premiums: (e)
The Outlet Shoppes at El Paso	El Paso, TX	25%		4.75%	$(1,447)		$(1,447)	$—

Company's Share Of Consolidated And Unconsolidated Debt					$5,587,587		$4,104,601	$1,482,986
Weighted average interest rate					4.59%		5.52%	2.01%

Property	Location	Original Maturity Date	Optional Extended Maturity Date	Interest Rate	Balance		Balance
							Fixed	Variable

Total Debt of Unconsolidated Affiliates:
Summit Fair	Lee's Summit, MO	Oct-13		5.00%	$49,817		$—	$49,817
Hammock Landing Phase I	West Melbourne, FL	Nov-13	Nov-14	3.69%	40,900		—	40,900
Hammock Landing Phase II	West Melbourne, FL	Nov-13		3.68%	2,675		—	2,675
The Pavilion at Port Orange	Port Orange, FL	Mar-14	Mar-15	3.69%	62,514		—	62,514
Coastal Grand-Myrtle Beach	Myrtle Beach, SC	Oct-14		5.09%	77,624	(j)	77,624	—
Gulf Coast Town Center Phase III	Ft. Myers, FL	Jul-15		2.75%	6,395		—	6,395
Oak Park Mall	Overland Park, KS	Dec-15		5.85%	275,700		275,700	—
Triangle Town Center	Raleigh, NC	Dec-15		5.74%	180,346		180,346	—
Fremaux Town Center	Slidell, LA	Mar-16	Mar-18	2.31%	11,364		—	11,364
Renaissance Center Phase I	Durham, NC	Jul-16		5.61%	33,300		33,300	—
Governor's Square Mall	Clarksville, TN	Sep-16		8.23%	20,079		20,079	—
Kentucky Oaks Mall	Paducah, KY	Jan-17		5.27%	23,398		23,398	—
The Shops at Friendly Center	Greensboro, NC	Jan-17		5.90%	40,538		40,538	—
High Pointe Commons	Harrisburg, PA	May-17		5.74%	13,634		13,634	—
Gulf Coast Town Center Phase I	Ft. Myers, FL	Jul-17		5.60%	190,800		190,800	—
High Pointe Commons Phase II	Harrisburg, PA	Jul-17		6.10%	5,443		5,443	—
CoolSprings Galleria	Nashville, TN	Jun-18		6.98%	108,010		108,010	—
York Town Center	York, PA	Feb-22		4.90%	36,812		36,812	—
York Town Center - Pier 1	York, PA	Feb-22		2.94%	1,486		—	1,486
West County Center	St. Louis, MO	Dec-22		3.40%	190,000		190,000	—
Friendly Shopping Center	Greensboro, NC	Apr-23		3.48%	100,000		100,000	—
Renaissance Center Phase II	Durham, NC	Apr-23		3.49%	16,000		16,000	—
					$1,486,835		$1,311,684	$175,151
Weighted average interest rate					5.12%		5.28%	3.93%

(a)
The lender notified the Company in the first quarter of 2012 that the loan had been placed in default. The lender receives the net operating cash flows of the property each month in lieu of scheduled monthly mortgage payments.

(b)
The Company has an interest rate swap on a notional amount of $12,546, amortizing to $11,313 over the term of the swap, related to CoolSprings Crossing to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(c)
The Company has an interest rate swap on a notional amount of $11,171, amortizing to $10,083 over the term of the swap, related to Gunbarrel Point to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(d)
The Company has an interest rate swap on a notional amount of $33,559, amortizing to $30,276 over the term of the swap, related to Stroud Mall to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(e)
The Company has an interest rate swap on a notional amount of $53,599, amortizing to $48,337 over the term of the swap, related to York Galleria to effectively fix the interest rate on that variable-rate loan. Therefore, this amount is currently reflected as having a fixed rate. The swap terminates in April 2016.

(f)
The lender notified the Company in August 2013 that the loan had been placed in default and initiated foreclosure proceedings. The lender receives the net operating cash flows of the property each month in lieu of scheduled monthly mortgage payments.

(g)					The weighted average interest rates used for debt premiums (discounts) reflect the market interest rate in effect as of the assumption of the related debt.
(h)
Pearland Town Center is owned 88% by the Company and 12% by a noncontrolling partner. This amount represents the noncontrolling partner's equity contribution that is accounted for as a financing due to certain terms of the joint venture agreement.

(i)
Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is approximately $13,451. In October 2013, the Company was released from this guarantee.

(j)
Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2013

Schedule of Maturities of Mortgage and Other Indebtedness
(Dollars in thousands )

Based on Maturity Dates As Though All Extension Options Available Have Been Exercised:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2013	$27,265	$16,126	$—	$43,391	0.78%
2014	164,556	79,712	—	244,268	4.37%
2015	478,094	296,932	—	775,026	13.87%
2016	1,299,414	26,187	(30,256)	1,295,345	23.18%
2017	726,756	136,907	(16,425)	847,238	15.16%
2018	707,840	65,369	(5,684)	767,525	13.74%
2019	82,227	—	—	82,227	1.47%
2020	193,020	—	(1,122)	191,898	3.43%
2021	556,392	—	(810)	555,582	9.94%
2022	621,107	114,149	(17,768)	717,488	12.84%
2023	—	58,000	—	58,000	1.04%
Face Amount of Debt	4,856,671	793,382	(72,065)	5,577,988	99.83%
Net Premiums on Debt	11,046	—	(1,447)	9,599	0.17%
Total	$4,867,717	$793,382	$(73,512)	$5,587,587	100.00%

Based on Original Maturity Dates:

Year	Consolidated Debt	CBL's Share of Unconsolidated Affiliates' Debt	Noncontrolling Interests' Share of Consolidated Debt	CBL's Share of Consolidated and Unconsolidated Debt	% of Total

2013	$27,265	$57,026	$—	$84,291	1.51%
2014	216,516	101,326	—	317,842	5.69%
2015	1,037,260	234,418	—	1,271,678	22.76%
2016	925,641	37,551	(30,256)	932,936	16.70%
2017	552,732	136,907	(16,425)	673,214	12.05%
2018	644,511	54,005	(5,684)	692,832	12.40%
2019	82,227	—	—	82,227	1.47%
2020	193,020	—	(1,122)	191,898	3.43%
2021	556,392	—	(810)	555,582	9.94%
2022	621,107	114,149	(17,768)	717,488	12.84%
2023	—	58,000	—	58,000	1.04%
Face Amount of Debt	4,856,671	793,382	(72,065)	5,577,988	99.83%
Net Premiums on Debt	11,046	—	(1,447)	9,599	0.17%
Total	$4,867,717	$793,382	$(73,512)	$5,587,587	100.00%

Unsecured Debt Covenant Compliance Ratios
For the nine months ended September 30, 2013

Covenant	Required	Actual
Debt to total asset value *	<60%	52.7%
Ratio of unencumbered asset value to unsecured indebtedness	>1.60x	2.43x
Ratio of unencumbered NOI to unsecured interest expense *	>1.75x	7.61x
Ratio of EBITDA to fixed charges (debt service) *	>1.50x	2.15x
* Based on rolling twelve months

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2013

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	520,983	$40.53	$44.51	9.8%	$45.71	12.8%
Stabilized malls	498,532	41.25	45.29	9.8%	46.53	12.8%
New leases	114,074	35.73	42.81	19.8%	45.06	26.1%
Renewal leases	384,458	42.89	46.03	7.3%	46.97	9.5%

Year-to-Date:
All Property Types (1)	1,618,695	$39.21	$42.36	8.0%	$43.85	11.8%
Stabilized malls	1,502,553	40.55	43.82	8.1%	45.36	11.9%
New leases	401,243	40.80	49.49	21.3%	52.39	28.4%
Renewal leases	1,101,310	40.46	41.75	3.2%	42.80	5.8%

Total Leasing Activity

Square Feet
Quarter:
Operating portfolio:
New leases	351,722
Renewal leases	1,202,283
Development portfolio	193,503
Total leased	1,747,508

Year-to-Date:
Operating Portfolio
New leases	1,053,472
Renewal leases	2,959,292
Development Portfolio	644,563
Total leased	4,657,327

Average Annual Base Rents Per Square Foot (3) By Property Type For Small Shop Space Less Than 10,000 Square Feet

	As of September 30,
	2013	2012
Stabilized malls	$29.97	$29.21
Non-stabilized malls (4)	24.61	22.77
Associated centers	11.97	11.85
Community centers	15.76	15.47
Office buildings	19.26	18.57

(1) Includes stabilized malls, associated centers, community centers and other.
(2) Average Gross Rent does not incorporate allowable future increases for recoverable common area expenses.
(3) Average annual base rents per square foot are based on contractual rents in effect as of September 30, 2013, including the impact of any rent concessions.
(4) Includes The Outlet Shoppes at Atlanta and The Outlet Shoppes at Oklahoma City as of September 30, 2013 and The Outlet Shoppes at
Oklahoma City as of September 30, 2012.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2013

Top 25 Tenants Based On Percentage Of Total Annual Revenues

	Tenant	Number of Stores	Square Feet	Percentage of Total Annualized Revenues
1	Limited Brands, LLC (1)	160	825,743	3.15%
2	Foot Locker, Inc.	148	609,465	2.29%
3	AE Outfitters Retail Company	85	507,964	2.06%
4	Ascena Retail Group, Inc. (2)	178	888,240	1.97%
5	Signet Jewelers Limited (3)	106	198,525	1.63%
6	The Gap, Inc.	70	788,829	1.60%
7	Genesco Inc. (4)	192	294,479	1.55%
8	Dick's Sporting Goods, Inc. (5)	24	1,344,109	1.47%
9	JC Penney Company, Inc. (6)	71	8,168,179	1.47%
10	Abercrombie & Fitch, Co.	63	425,775	1.38%
11	Aeropostale, Inc.	94	342,216	1.27%
12	Luxottica Group, S.P.A. (7)	124	270,867	1.25%
13	Express Fashions	46	376,921	1.19%
14	Zale Corporation	122	126,974	1.18%
15	Finish Line, Inc.	64	335,672	1.15%
16	Charlotte Russe Holding, Inc.	52	350,959	1.07%
17	New York & Company, Inc.	44	304,084	1.01%
18	Best Buy Co., Inc. (8)	63	519,556	1.00%
19	Forever 21 Retail, Inc.	23	421,545	0.94%
20	The Buckle, Inc.	50	253,335	0.93%
21	Sun Capital Partners, Inc. (9)	45	627,049	0.85%
22	The Children's Place Retail Stores, Inc.	60	263,625	0.81%
23	Claire's Stores, Inc.	115	140,341	0.78%
24	Barnes & Noble Inc.	19	579,099	0.75%
25	Shoe Show, Inc.	49	549,372	0.74%
		2,067	19,512,923	33.49%

(1)	Limited Brands, LLC operates Victoria's Secret and Bath & Body Works.
(2)	Ascena Retail Group, Inc. operates operates Justice, Dress Barn, Maurices, Lane Bryant, Catherines and Fashion Bug.
(3)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.
(4)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(5)	Dick's Sporting Goods, Inc. operates Dick's Sporting Goods and Golf Galaxy stores.
(6)	JC Penney Company, Inc. owns 38 of these stores.
(7)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearle Vision.
(8)	Best Buy Co., Inc. operates Best Buy and Best Buy Mobile.
(9)	Sun Capital Partners, Inc. operates Gordmans, Limited Stores, Fazoli's Restaurants, Smokey Bones and Bar Louie Restaurants. SunCapital no longer operates Life Uniforms.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months and Nine Months Ended September 30, 2013

Capital Expenditures
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012

Tenant allowances	$14,796	$12,696	$36,410	$39,080

Renovations	10,488	11,039	22,421	16,700

Deferred maintenance:
Parking lot and parking lot lighting	5,980	5,192	7,085	12,233
Roof repairs and replacements	2,607	2,705	5,374	6,528
Other capital expenditures	3,127	5,221	5,990	12,289
Total deferred maintenance expenditures	11,714	13,118	18,449	31,050

Total capital expenditures	$36,998	36,853	77,280	86,830

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

	2013	2012
Quarter ended:
March 31,	$461	$533
June 30,	356	950
September 30,	734	934
December 31,	—	768
	$1,551	$3,185

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
As of September 30, 2013

Properties Opened During the Nine Months Ended September 30, 2013
(Dollars in thousands)

Property	Location	Total Project Square Feet	Total Cost (a)	Cost to Date (b)	Opening Date	Initial Unleveraged Yield
Outlet Center:
The Outlet Shoppes at Atlanta (c)	Woodstock, GA	370,456	$80,490	$69,087	July-13	11.7%

Community Center:
The Crossings at Marshalls Creek	Middle Smithfield, PA	104,525	$18,983	$21,301	June-13	9.8%

Associated Center Redevelopment:
The Shops at Northgate	Chattanooga, TN	75,018	$6,105	$5,770	September-13	9.2%

Mall Expansions:
West Towne Mall	Madison, WI	22,500	$5,454	$3,633	September-13	11.8%

Mall Redevelopment:
Southpark Mall - Dick's Sporting Goods	Colonial Heights, VA	85,322	$9,379	$8,090	July-13	6.5%

Total Properties Opened		657,821	$120,411	$107,881

Properties Under Development at September 30, 2013
(Dollars in thousands)

Property	Location	Total Project Square Feet	Total Cost (a)	Cost to Date (b)	Expected Opening Date	Initial Unleveraged Yield
Outlet Centers:
The Outlet Shoppes at Louisville (d)	Simpsonville, KY	373,944	$80,472	$13,834	August-14	10.2%

Community Centers:
Fremaux Town Center - Phase I (d)	Slidell, LA	295,000	$52,396	$36,776	Summer-14	8.5%

Mall Expansions:
Cross Creek Mall - Shops	Fayetteville, NC	45,620	$15,831	$9,468	November-13	9.8%
Volusia Mall - Restaurant District	Daytona Beach, FL	27,500	7,114	5,783	Fall-13	10.4%
The Shoppes at Southaven Towne Center - Phase II	Southaven, MS	22,925	3,968	2,658	November-13	12.2%
		96,045	$26,913	$17,909
Mall Redevelopments:
Monroeville Mall - JC Penney /Cinemark (e)	Pittsburgh, PA	78,223	$26,178	$20,371	October-12/ November-13	7.6%
South County - Dick's Sporting Goods	St. Louis, MO	50,000	8,051	3,746	November-13	9.5%
		128,223	$34,229	$24,117

Total Properties Under Development		893,212	$194,010	$92,636

(a)	Total Cost is presented net of reimbursements to be received.
(b)	Cost to Date does not reflect reimbursements until they are received.
(c)	This property is a 75/25 joint venture. Total cost and cost to date are reflected at 100%
(d)	This property is a 65/35 joint venture. Total cost and cost to date are reflected at 100%
(e)	JC Penney opened October 2012. Cinemark to open November 2013.